Software Application Development

                               Services Agreement

                                    Between

                               Open-i Media, Inc.

                                      and

                           SIGA PHARMACEUTICALS, INC.

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This AGREEMENT (the "Agreement") is hereby entered as of this 11th day of
October, 1999 (the "Effective Date"), by and between Open-i Media, Inc., a corporation with offices at 73 Franklin Street, New York, New York 10013 ("Open-i") and, SIGA PHARMACEUTICALS, INC., a corporation with offices at 420 Lexington Avenue, Suite 620, New York, New York 10017, ("CLIENT"), under the following terms and conditions:

WHEREAS. Open-i is in the business of providing Internet World Wide Web development, programming and related services, including technical and creative services;

WHEREAS, CLIENT wishes to retain the services of Open-i to perform certain Internet world wide web development, programming and related services, including, technical and creative services as described herein; and

WHEREAS, Open-i wishes to provide CLIENT with such services;

NOW, THEREFORE, in consideration of the conditions and covenants set forth hereinafter, it is agreed as follows:

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1. DEFINITIONS
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1.1. "Deliverable" shall mean the Internet World Wide Web site ("Web Site") and
Dynamic Community Application ("Client Application(s)") for CLIENT, which is the Content, Software and other materials to be produced by Open-i pursuant to the specifications.

1.2. "Confidential Information" shall mean any information of either party whether or not developed by the other, marked in writing as "Confidential," including but not limited to preexisting or new information which relates to all ideas, designs, methods, discoveries, improvements, products, Software, Content, or other results of consulting or development services, trade secrets, product data and specifications, proprietary rights, business affairs, product developments, customer information or employee information, however, Confidential Information shall not include any of these items that are already known to that party, in the public domain or has not been previously received from a third party not bound by a confidentiality agreement.

1.3. "Content" shall mean all text, graphics, photographs, animation, images, digital and/or audio clips, including that which is posted on or found in a bulletin board, banner advertisement, hypertext link, chat room, or discussion forum.

1.4. "Software" shall mean everything except Content. By way of examply only, Software includes, but is not limited to, all computer code (both source and object) including, but not limited to, all interfaces navigational devices, menus, menu structures or arrangements, icons, help, operational instructions, scripts, information, HTML, JavaScript, Java, Visual Basic, C++, SQL or any other programming or procedural language, commands syntax, graphical designs, audio and/or digital slide Components and the literal and non-literal expressions of ideas that operate, cause, create, direct, manipulate, access or otherwise affect the Content whether created or licensed from third Parties by Open-i including is without limitation, and copyrights, trade secrets and other intellectual or industrial property rights therein Open-i to develop an operational corporate web site and client application as per the Specifications and install on a web server selected by the CLIENT the Deliverables.

1.6. "Phase(s)" when used in this Agreement, refers to a portion or portion(s) of the entire Project, which includes but is not limited to the Web Sites and Client Applications conceptual design, programming, and testing.

1.7. "Specifications," when used in this Agreement, shall refer to the final document(s) created by Open-i and submitted to CLIENT for CLIENT's approval, that shall:

      1.7.1. provide detailed requirements for the Deliverable;

      1.7.2. sets forth the Phases for delivery of the Deliverable;

      1.7.3. sets forth the fees and fee payment schedule for the Project, and

      1.7.4. when approved by CLIENT, it shall be incorporated into this Agreement.

1.8. "Web Site and Client Application Proposal," when used in this Agreement, shall mean the document created by Open-i and submitted to CLIENT for the purpose of outlining the Project, which includes but is not limited to estimated Phases, fees, and related services that upon the parties execution of this Agreement will be superseded by the Specifications.

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2. STATEMENT OF SERVICES
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2.1. CLIENT hereby retains Open-i as an Internet web development and services provider, effective as of the Effective Date, and Open-i hereby accepts such retention by CLIENT.

2.2. Open-i will complete the Project, and deliver the Deliverable in Phases. Each Phase will require Acceptance by the CLIENT prior to Open-i's commencement of the succeeding Phase.

2.3. Approval of the Specifications shall proceed as follows.

      2.3.1. Open-i will consult with CLIENT for the purpose of creating the Specifications.

      2.3.2. Open-i shall submit for CLIENT's review the proposed
      Specifications.

      2.3.3 CLIENT within ten (10) business days receipt of the Specifications will either approve or reject the Specifications, in writing and such approval shall not be unreasonably withheld.

      2.3.4. If CLIENT does not reject the Specifications in writing within ten
      (10) business days receipt then approval is automatic on the sixth business day, and Open-i shall invoice CLIENT for the amount specified for the first Phase.

      2.3.5. If CLIENT rejects the Specifications, Open-i shall have ten (10) business days within which to resubmit the Specifications.

      2.3.6. If CLIENT rejects the resubmitted Specifications, Open-i and CLIENT will negotiate in good faith one of the following courses of action: (i) Re-negotiate the terms of the Specifications; or (ii) Terminate this Agreement.

      2.3.7. If at anytime during this Agreement Specifications, such modifications will be in writing signed by the parties, and attached to this Agreement as an amendment to the Specifications.

2.4. Upon CLIENT's approval of the Specifications, Open-i will invoice CLIENT in the amount specified for the Phase, and will thereafter invoice CLIENT in accordance with the payment schedule. All invoices are payable to Open-i within thirty (30) days following receipt of invoice by CLIENT.

2.5. "Acceptance" for each Phase stated in the Specifications and for the completed Deliverable shall be as follows:

      2.5.1. Open-i will only commence services for a subsequent Phase when CLIENT has Accepted and paid for the preceding Phase.

      2.5.2. Upon Open-i's completion of a particular Phase, CLIENT shall evaluate that portion of the Project and submit Open-i with written approval.

      2.5.3. If CLIENT does not reject the particular Phase in writing within ten (10) business days receipt then Acceptance will be automatic on the sixth business day, and Open-i shall proceed with the next Phase.

      2.5.4. If CLIENT rejects the Phase, Open-i shall have ten (10) business days within which to correct. If CLIENT thereafter withholds approval, Open-i and CLIENT will negotiate in good faith one of the following courses of action: (i) Re-negotiate the terms of the Specifications; or
      (ii) Terminate this Agreement.

2.6. Acceptance of Deliverable: CLIENT shall be deemed so have Accepted the Deliverable for all purposes under this Agreement upon the earlier of any one of the following events: 1) use of the Deliverable on the Internet, 2) licensing or distribution of the Deliverable to any third party; or 3) no written notice of rejection from CLIENT within fifteen (15) days from the date of CLIENT's receipt of the Deliverable.

2.7. Any delays attributable to CLIENT'S failure to respond with Acceptance will extend any and all deadlines for an amount of time equal to CLIENT's delay.

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3. OWNERSHIP OF RIGHTS
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3.1. Provided that Open-i has received all compensation provided for under this
Agreement:

      3.1.1 Open-i hereby irrevocably assigns, conveys and otherwise transfers to CLIENT all rights, title, and interests worldwide in and to the Deliverable and all proprietary rights therein, including, without limitation, all copy rights, trademarks design patents, trade secret rights, moral rights, and all contract and licensing rights, and all claims and causes of action of any kind with respect to and of the foregoing, whether now known or hereafter to become known. In the event that it has rights in and to the Deliverable that cannot be assigned to CLIENT, Open-i hereby unconditionally and irrevocably waives the enforcement of all such rights, and all claims and causes of action of any kind with respect to any of the foregoing against CLIENT, its distributors and customers, whether now known or hereafter to become known and agrees, at the request and expense of CLIENT to consent to and join in any action to enforce such rights and to procure a waiver of such rights from the holders of such rights.

      3.1.2. Open-i shall retain no rights to use the Deliverable and agrees not to challenge the validity of the ownership by CLIENT of the Deliverable.

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4. CLIENT'S RESPONSIBILITIES FOR CONTENT
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4.1. CLIENT shall furnish Content and other related information requested by
Open-i that is necessary for Open-i to fulfill its responsibilities under this Agreement. CLIENT shall provide adequate access to Open-i personnel necessary for Open-i to fulfill its responsibilities under this Agreement.

4.2. CLIENT assumes sole responsibility for (a) acquiring any authorization(s) necessary for hypertext links to third party web sites, (b) the accuracy of materials, including, without limitation, Content, descriptive claims, warranties, guarantees, nature of business, and address where business is conducted, and (c) ensuring that the CLIENT Content does not infringe or violate any right of any third party.

4.3. CLIENT shall not place or cause to be placed Content that contains any communication, or materials which are obscene, threatening, malicious, which infringe on or violate any applicable laws or regulation or any proprietary, contract, privacy or other third party right, or which otherwise exposes Open-i to civil or criminal liability. Any such materials which do not satisfy the foregoing requirements shall be deemed to be a material breach of this Agreement.

4.4. If notified of allegedly infringing, defamatory, damaging, obscene, illegal, or offensive Content, Open-i's sole obligation will be to inform CLIENT of such allegations. Open-i shall not be liable for any damages incurred by CLIENT because of any such claim or action. CLIENT shall hold Open-i harmless from any damages resulting from CLIENT's acts or omissions with regard thereto.

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5. EXPENSES
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5.1. Open-i will be reimbursed by CLIENT for all reasonable out-of-pocket expenditures that are incurred solely for the purpose of providing the Included Services under this Agreement. For all related expenses aggregating in excess of $1,000.00, Open-i will obtain CLIENT's prior written approval. Open-i will maintain all receipts for all expenses.

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6. DOMAIN NAME REGISTRATION
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6.1. As part of CLIENT's responsibilities, CLIENT shall provide Open-i with a registered domain name, which it will own. In the event CLIENT does not provide Open-i with a registered domain name, Open-i shall register, at CLIENT's written request, a domain name(s) selected by CLIENT, which CLIENT will own, provided that such domain name is available for registration and does not violate InterNIC's or any other registration services' policies, or any law or regulation. CLIENT agrees to promptly reimburse Open-i for all fees incurred by Open-i in connection with the registration and maintenance of such domain name.

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7. TERM OF AGREEMENT
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7.1. The term of this Agreement ("Term") shall begin upon execution of this
Agreement, and unless terminated earlier by mutual agreement of the parties, the Term shall end upon the earlier of:

      7.1.1. Acceptance of all Phases contemplated for the Project; or

      7.1.2. the termination of this Agreement in accordance with its terms.

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8. TERMINATION
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8.1. Either party may terminate this Agreement if a bankruptcy proceeding is instituted against the other party which is acquiesced in and not dismissed within ninety (90) days, or results in an adjudication of bankruptcy, or the other party materially breaches any of its representations, warranties or obligations under this Agreement, and such breach is not cured within thirty
(30) days of the breaching party's receipt of notice specifying the breach.

8.2. In the event that CLIENT fails to pay its fees within thirty (30) days from the date of issue, or applicable due date, such non-payment shall be deemed a material breach of this Agreement, and will be sufficient cause for termination of this Agreement by Open-i if CLIENT cannot cure such breach within five (5) business days. CLIENT shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, court costs, and collection agency fees.

8.3.  Upon termination or expiration of this Agreement, for any reason:

      8.3.1. CLIENT shall pay all outstanding fees up to the date of the effective date of termination or effective date of expiration of this Agreement. Upon payment in full of all outstanding invoices, client shall own all deliverables.

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9. CONFIDENTIAL INFORMATION
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9.1. Each party will (i) keep in confidence the other party's Confidential
Information made available to it, (ii) not use the other party's Confidential Information other than for the aforesaid purposes provided herein and (iii) not disclose to any third party any Confidential Information, except as required by order of a court or other government entity.

9.2 Each party shall notify its respective employees, representatives, and agents of their confidentiality obligations with respect to the Confidential Information and shall require its employees to comply with these obligations. The confidentiality obligations of each party and its respective employees, representatives, and agents shall survive the expiration or termination of this Agreement.

9.3. The provisions of this Section shall survive termination of this Agreement.

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10. REPRESENTATIONS, WARRANTIES AND LIMITATIONS
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10.1. The following representations and warranties are provided solely for the benefit of the parties to this Agreement, and no other person or entity.

10.2. Open-i warrants, represents and covenants that:

      10.2.1. The Software hereunder shall perform in accordance with the Specifications, and all services provided hereunder shall be provided in a professional manner.

      10.2.2. neither the Software nor the services hereunder infringe any copyright or misappropriate any trade secrets of a third party.

10.3. CLIENT warrants, represents and covenants that

      10.3.1. it has the right to disclose the Content it provides to Open-i, that authorization is not required from any third party in order for Open-i to provide the services requested by CLIENT under this Agreement, and that the services Open-i will provide under this Agreement does not violate the rights of any third party.

10.4. Open-i DOES NOT WARRANT ANY SOFTWARE OR INCLUDED SERVICES AGAINST FAILURE OF PERFORMANCE DUE TO FAILURE OF COMPUTER HARDWARE OR COMMUNICATIONS SYSTEM. Open-i DOES NOT PROVIDE ANY GOODS OR SERVICES UNDER THIS AGREEMENT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT. Open-i HEREBY DISCLAIMS WITH RESPECT TO ALL SERVICES AND OBLIGATIONS PROVIDED HEREUNDER, ALL IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE.

10.5. The parties acknowledge that the following provisions have been negotiated by them and reflect a fair allocation of risk:

      10.5.1. Remedies. In addition to its right of termination and excluding remedies for any breach of the representations and warranties contained herein, CLIENT's sole and exclusive remedies for Open-i's default hereunder shall be to obtain the repair, replacement or correction of the defective services or Deliverable to the extent warranted under this Agreement. If such remedy is not economically or technically feasible or effective, then CLIENT may obtain an equitable partial or full credit or refund of amounts paid with respect to the defective services or deliverable, subject to the limitation set forth immediately below.

      10.5.2. Limitation of Liability. IN NO EVENT SHALL Open-i BE LIABLE TO CLIENT OR ANY THIRD PARTY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE OR OTHERWISE, FOR (i) ANY AMOUNT IN EXCESS OF THE AMOUNT PAID BY CLIENT TO Open-i FOR ANY SERVICES DURING THE TWELVE MONTHS PRIOR TO THE EVENT GIVING RISE TO THE ALLEGED CLAIM, OR (ii) ANY

      DIRECT. INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFIT OR BUSINESS INTERRUPTION EVEN IF NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      10.5.3. CLIENT, at its own expense, shall defend, indemnify, and hold harmless Open-i, its agents, affiliates, successors, and assigns with respect to any damages, expenses (including but not limited to attorney's fees), claim, or action brought against Open-i, its agents, affiliates, successors, and assigns that arises out of or in connection with CLIENT's representations, acts or omissions under this Agreement, including, but not limited to: (1) the Content; (2) unauthorized use of the Software;
      (3) any use of Internet facilities conducted or permitted by CLIENT; (4) the conduct of any business, advertising, marketing or sales in connection therewith; and, (5) any negligent or illegal act or omission of CLIENT or any of its agents, contractors, servants, employees, or other users or accesses. Open-i shall promptly notify CLIENT of any claim or action, shall provide reasonable assistance in connection with the defense and/or settlement thereof, and shall permit CLIENT to control the defense and/or settlement thereof.

10.6. Open-i agrees to indemnify, hold harmless, and defend CLIENT from and against any and all damages, costs, and expenses, including reasonable attorneys' fees incurred in connection with a claim which, if true, would constitute a breach of the foregoing warrantees in this Section (a "Claim"); provided Open-i is notified promptly in writing of such Claim and has sole control over its defense or settlement, and CLIENT provides reasonable assistance in the defense of such Claim. Following notice of a Claim, Open-i may at its expense, without obligation to do so, procure for CLIENT the right to continue to use the Software or, without obligation to do so, may replace or modify the Software to make it non-infringing. If Open-i elects to replace or modify the Software, such replacement shall substantially meet the specifications of the Software that is accused of infringement.

10.7. Notwithstanding anything to the contrary herein, neither party shall settle or compromise any claim subject to this Section without the other party's prior written consent, not to be unreasonably withheld or delayed.

      10.7.1. The provisions of this Section shall survive termination of this Agreement.

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11. MISCELLANEOUS
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11.1. DEVELOPMENT CREDIT AND PUBLICITY. Neither party shall use any trademarks, service marks, nor properties owned, controlled, licensed or otherwise proprietary to either party, whether or not such materials are incorporated into the CLIENT Web Site, without the other party's prior written consent.

11.2 INJUNCTIVE RELIEF. Both parties acknowledge that the disclosure of any aspect of the Confidential Information of the other party shall immediately give rise to continuing irreparable injury to the non-disclosing party inadequately compensable in damages at law and without prejudice to any other remedy available to the non-disclosing party, and shall entitle the non-disclosing party to obtain injunctive relief.

11.3. INDEPENDENT CONTRACTOR Neither party shall have the power to bind the other party, nor shall either party make any such representation. The parties' relation to the other shall be that of an independent contractor solely responsible for the manner and means by which the duties hereunder are carried out. Neither party shall be construed for any purpose to be an employee subject to the control and direction of the other party.

11.4. FORCE MAJEURE Except for CLIENT's payment obligations, if the performance of any part of this Agreement by either party is prevented, hindered, delayed or otherwise made impracticable by reason of any flood, riot, fire, judicial or governmental action, labor disputes, act of God or any other causes beyond the control of either party, that party shall be excused from such to the extent that it is prevented, hindered or delayed by such causes.

11.5. NOTICE Any notice provided pursuant to this Agreement, if specified to be in writing, shall be in writing and shall be deemed given (i) if by hand delivery, upon receipt thereof, (ii) if by mail, five (5) days after deposit in the United States mails, postage prepaid, certified mail, return receipt requested, (iii) if by facsimile transmission, upon electronic confirmation thereof, or (iv) if by next day delivery service, upon such delivery. All notices shall be addressed as follows (or such other address as either party may in the future specify in writing to the other):

To James Chong:
Open-i Media. Inc
Address first listed

To Josh Schein

SIGA PHARMACEUTICALS, INC
Address first listed

11.6. WAIVER. The waiver by either party of any breach or failure to enforce any of the terms and conditions of this Agreement at any time shall not in any way affect, limit or waive either party's rights thereafter to enforce and compel strict compliance with every term and condition of this Agreement.

11.7. SEVERABILITY. If any provision of this Agreement is determined to be invalid under any applicable statute or rule of law, it is to that extent to be deemed omitted, and the balance of the Agreement shall remain enforceable.

11.8. COUNTERPARTS. This Agreement may be executed in several counterparts, all of which taken together shall constitute the entire agreement between the Parties hereto.

11.9. HEADINGS AND RECITALS. The section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof. The entire recitals portion (the Whereas statements) of this Agreement are incorporated into this Agreement by reference.

11.10. ENTIRE AGREEMENT. This Agreement, including any and all Exhibits, or invoices annexed hereto, sets forth the entire agreement between the parties on this subject and supersedes all prior negotiations, understandings, and agreements between the parties concerning the subject matter. No amendment or modification hereof shall be binding unless in writing and duly executed by both parties.

11.11. MEDIATION. Any dispute between the parties arising from this Agreement must first be referred to non-binding mediation by a mediator from the American Arbitration Association with knowledge of web development services, the costs of whom shall be paid jointly by both parties. Each party shall cooperate in such mediation, but may terminate mediation at any time after the expiration of ninety (90) days from commencement thereof. Nothing in this paragraph shall preclude either party from exercising any and all legal rights available to it in a court of competent jurisdiction for injunctive relief. No offer, finding, action, inaction, or recommendation made or taken in or as a result of mediation shall be considered for any purpose an admission of a party, nor shall it be offered or entered into evidence in any legal proceeding.

11.12. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK AND SHALL BENEFIT AND BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS LITIGATION.

11.13. Any controversy or claim arising out of or relating to this contract, or the breach of thereof not resolved by Mediation, shall be resolved in litigation in the appropriate State or Federal District Court venued in the State of New York. Both parties consent to jurisdiction and venue in such courts in New York

      IN WITNESS WHEREOF, for adequate consideration and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

Open-i Media, Inc.

BY: /s/ James Chong
    ----------------------
    James Chong, President


SIGA PHARMACEUTICALS, INC.

BY: /s/ Josh O. Schein
    ----------------------
    Josh O. Schein, CEO